Babson
Enterprise
Fund

Annual Report
November 30, 1998



MESSAGE
To Our Shareholders

The U.S. equity markets have experienced an uncharacteristic year of extremely divergent performance. Small capitalization stocks, in general, have underperformed large capitalization stocks by a wide margin. The large cap stocks comprising the unmanaged Standard & Poor's 500 index surged ahead 23.7% for the twelve month period ended November 30, 1998. For the same period, the small cap stocks in the unmanaged Russell 2000 index declined 6.6%. There was a lot of volatility along the way with the Russell 2000 declining 36.9% between 4/21/98 and 10/8/98 and gaining 28.2% between 10/8/98 and 11/30/98.

Babson Enterprise Fund finished its fiscal year with a total return (price change and reinvested distributions) of -11.05% for the 12 months ended November 30, 1998. This has been a disappointing year, but we are encouraged going forward. Historically a correction of this magnitude for small cap stocks versus large cap stocks has usually led to strong relative and absolute performance for small capitalization stocks. This will be discussed in greater detail in the Portfolio Review that follows.

A number of changes were made to the portfolio in the second half of the Fund's fiscal year. Positions were initiated in the following companies:

Channel Commercial Corp. D makes protective enclosure boxes for telephone and cable TV network operators.

Engineered Support Systems, Inc. D manufactures specialized heating, air conditioning and power supplies for field use by military forces.

Penwest Pharmaceuticals Co. D develops and commercializes drug delivery technologies.

Sylvan, Inc. D produces and distributes mushroom spawn and fresh mushrooms.

Penwest Pharmaceuticals is on the list of new holdings. We received shares in Penwest Pharmaceuticals when it was spun-off from Penford, an existing holding.

During the last six months, the following three positions were liquidated:
Morrison Health Care, Sanderson Farms and SPS Technologies. In addition, three holdings were purchased or merged into other companies. Ceanic (formerly known as American Oilfield Divers) was acquired by Stolt Comex Seaway; Industrial Acoustics was merged into LAC Holdings; and Trans Financial was bought by Star Banc.

On December 17, 1998, the Fund distributed an ordinary income dividend of $0.05 per share and long-term capital gains of $2.47. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your interest and participation in Babson Enterprise Fund. We welcome your comments and questions.
Sincerely,

/s/Larry D. Armel
Larry D. Armel
President

PORTFOLIO REVIEW

Babson Enterprise Fund is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

In recent reports we have commented that it is not unusual for small cap stocks to underperform the market in general as concerns about the direction of the market increase. There is a natural tendency (not necessarily backed by fundamentals) to focus on the largest, most liquid companies because of many investorsO perceptions that in an increasingly troubled world economic and market environment, these companies will withstand the pressures better, and if they do not, at least their stocks have enough liquidity so that they can be sold easily.

What is unusual, however, is how severe the underperformance of small caps has been over the past twelve months. Over the twelve months ended November 30, 1998, the Russell 2000 index declined by 6.6%, while the Standard & Poor's 500 index was up 23.7%. The difference between the two (30.3%) was the second worst, since the Russell 2000 index began in 1979. The only worse differential was 34.3% over the twelve months ended October 31, 1998.

That's the bad news. The good news is that although past history is no guarantee of future results, prior severe small cap sell-offs have usually led to both strong ensuing relative, and absolute performance for small caps.

Prudential Securities did a recent study that showed the ten worst twelve-month periods for the Russell 2000 versus the S&P 500 prior to this year, and analyzed the performance rebound subsequent to those periods. The results are shown below.

Another way to look at the rebound potential is to analyze other ObearO markets for small capitalization stocks (defined as periods when the Russell 2000 fell by 25% or more). Since the 1979 beginning of the Russell 2000 there have been five such markets prior to the current one that bottomed on October 8, 1998. The average decline has been slightly over 31% and the average duration has been eight months. However, 75% of that decline was regrouped in less than six months, and the full decline was erased in eleven months. Clearly, the market suffers ugly downturns from time to time, but the over-whelming trend in corporate earnings, and in the market, is up. More often than not, these severe declines proved to be buying opportunities rather than times to panic.

Russell 2000 Bear Markets
                        Duration   Time to      Recoup (Months):
Dates                   (Months)   Decline(%)     75%      100%
2/8/80-3/27/80           1.75       -26.7       3.25      3.75
6/15/81-8/12/82         14          -29.2       2.25      2.75
6/24/83-7/25/84         13          -26.0       5.50     16.50
8/25/87-10/28/87         2          -39.2      14.25     21
10/9/89-10/30/90        12.75       -34.3       4.25     11
4/21/98-10/8/98          5.50       -36.9        -         -
Average                  8.25       -32.1       5.75     11
Source: Frank Russell Co.; Paine Webber; David L. Babson & Co.

The recent decline (through 10/8/98 - the recent low) was 36.9% and lasted almost six months. The only worse decline was in the October, 1987 crash when the Russell was off 39.2%, so in absolute terms we have taken a lot of punishment. While the duration of this decline is less than average (the 1987 crash was over in two months though), the stage is being set for a meaningful rebound.

One can never determine when market psychology will change, but when it does it tends to happen quickly - and that is exactly what has happened since the October 8th low. The Russell 2000 rebounded by 28% from that point to the end of November, which brought the index almost halfway back to its April peak.

Clearly, though, the market psychology has been against small cap stocks over the past year, and, in fact, for several years. However, the most important long-term determinant of stock price moves is earnings growth, and for six consecutive calendar quarters small cap earnings growth (measured by the growth in earnings for the companies in the Russell 2000) has surpassed the earnings growth of large cap companies (those in the S&P 500). Barring a recession we expect this trend to continue.

Given that, and the attractive valuations currently placed on small cap stocks, we believe the small capitalization stocks sector continues to offer investment opportunities for the Enterprise Fund.

David L. Babson & Co. Inc.

CHART

                                Relative Performance
                                Russell 2000 Versus S&P 500                        Russell 2000 Absolute Performance
                TRAILING        NEXT            NEXT            NEXT            NEXT            NEXT            NEXT
PERIOD ENDED	12 MONTHS	3 MONTHS	6 MONTHS	12 MONTHS	3 MONTHS	6 MONTHS	12 MONTHS
October 1990    -21.41          6.75            15.22           18.81           21.94           44.75           58.61
April 1997      -20.02          1.38            10.55            0.95           21.38           27.29           42.38
September 1990  -19.71         -3.61             9.12           10.65            5.03           36.26           45.09
November 1990   -19.43          9.63            14.54           16.80           26.01           40.89           40.54
October 1987    -18.81          3.57            17.86           10.63            6.69           24.50           27.12
May 1997        -17.31          4.85             0.19           -7.25           11.64           13.81           21.23
December 1990   -16.91         13.21            11.84           11.95           29.74           27.73           46.04
July 1984       -16.48         -2.41            -0.06           -1.43            8.86           21.96           30.56
August 1990     -15.55         -8.72             0.07            3.38           -7.93           16.01           31.17
November 1987   -13.94          4.75            10.43            5.34           22.89           28.00           29.86
Note: Figures are in percents.
Source: Frank Russell Co.; Prudential Securities

PORTFOLIO REVIEW
CHART - Babson Enterprise Fund versus Russell 2000
Babson Enterprise Fund's average annual compounded return for one, five and ten year periods as of November 30, 1998, were -11.36%, 11.17% and 13.74%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than original cost.



STATEMENT OF NET ASSETS
November 30, 1998

                                                                MARKET VALUE
SHARES  COMPANY                                                 (NOTE 1-A)

COMMON STOCKS - 96.52%
BASIC MATERIALS - 5.38%
	105,000	Brady (W.H.) Co. Cl. A
			(Identification and labeling
                                systems)                        $    2,703,750
	211,900	Furon Co.
                        (Polymer based products)                     3,642,031
	121,650	Penford Corp.
			(Specialty starch based
                                products)                            1,832,353
	206,200	Tab Products Co.
                        (Color-coded filing systems)                 1,469,175
                                                                     9,647,309
CAPITAL GOODS - 26.72%
	133,100	ABC Rail Products Corp.
			(Railroad products
                                and services)                        1,663,750
	196,300	American Precision Industries Inc.*
                        (Heat exchangers)                            2,723,663
	150,626	Athey Products Corp.*
                        (Street sweepers)                              451,878
	371,000	Brown & Sharpe
			Manufacturing Co. Cl. A*
				(High tolerance
                                        measuring tools)             2,457,875
	81,400	Channel Commercial Corp.*
			(Telecommunications
                                equipment)                             641,025
	206,100	Chicago Bridge & Iron Co.
                        (Above ground storage tanks)                 2,486,081
	279,800	Congoleum Corp. Cl. A*
                        (Vinyl flooring)                             2,500,712
	247,375	Corrpro Companies, Inc.
                        (Corrosion control services)                 2,999,422
	212,504	Daniel Industries, Inc.
                        (Metering devices and valves)                2,324,262
	189,400	EDO Corp.
                        (Defense contractor)                         1,633,575
	33,400	Engineered Support Systems, Inc.
			(Military ground support
                                equipment)                             534,400
	248,300	Farrell Corp.
			(Rubber and plastic
                                processing equipment)                  527,638
	130,900	Flir Systems, Inc.*
                        (Night vision systems)                       2,519,825
	198,800	Instron Corp.
                        (Materials testing instruments)              2,609,250
	217,400	Kaman Corp. Cl. A
			(Industrial distribution/aerospace
                                products)                            3,532,750
	116,200	K-Tron International, Inc.*
			(Industrial feeders
                                and blenders)                        2,193,275
        471,900 Lamson & Sessions Co.*
                        (Electrical equipment supplier)              2,654,437
          5,400 Moog, Inc. Cl. A*
			(High performance
                                control systems)                       156,600
	186,165	Newcor, Inc.
			(Automobile assembly
                                systems)                               651,578
	200,200	Schawk, Inc. Cl. A
                        (Pre-press services)                         2,877,875
	116,500	Starrett (L.S.) Co. Cl. A
			(Tools and precision
                                instruments)                         3,567,813
	134,700	Terex Corp. New*
			(Heavy-duty off-highway
                                trucks and cranes)                   3,771,600
	106,200	TransTechnology Corp.
                        (Highly engineered fasteners)                2,429,325
                                                                    47,908,609
CONSUMER CYCLICAL - 17.74%
	256,800	Arctic Cat, Inc.
                        (Snowmobiles)                                2,696,400
	108,500	Baldwin Piano & Organ Co.
                        (Keyboard instruments)                       1,044,313
	183,100	Defiance, Inc.
                        (Auto supplier)                              1,235,925
	102,800	Fab Industries, Inc.
                        (Textile fabrics)                            2,036,725
	287,370	Falcon Products, Inc.
                        (Table pedestals)                            3,286,794
	200,800	Gottschalks, Inc.*
                        (Specialty-apparel stores)                   1,506,000
	177,300	Helen of Troy Ltd.*
                        (Hair care appliances)                       2,969,775
	199,500	Jacobson Stores, Inc.*
			(Upscale department
                                store chain)                         1,708,219
	358,400	MDC Corp. Cl. A
                        (Specialty printer)                          3,449,600
	126,350	Oneida Ltd.
                        (Stainless steel flatware)                   2,305,888
	218,300	Pentech International, Inc.*
                        (Writing instruments)                          150,081
         55,400 Pulaski Furniture Corp.
                        (Furniture)                                  1,135,700
	246,200	Shelby Williams Industries, Inc.
                        (Contract seating)                           2,892,850
	337,500	Spartan Motors, Inc.
                        (Chassis for RV's, buses
                                and firetrucks)                      2,151,562
	181,200	Swiss Army Brands, Inc.*
                        (Swiss Army knives)                          1,879,950
	181,700	Walbro Corp.
                        (Auto fuel injection systems)                1,362,750
                                                                    31,812,532
CONSUMER STAPLES - 6.46%
         56,400 Genesee Corp. Cl. B
                        (Regional brewer)                            1,402,950
	205,000	J & J Snack Foods Corp.*
			(Soft pretzels and other
                                snack foods)                         4,279,375
         38,500 Marsh Supermarkets, Inc. Cl. A
                        (Indiana-Ohio supermarkets)                    591,938
         88,100 Marsh Supermarkets, Inc. Cl. B
                        (Indiana-Ohio supermarkets)                  1,189,350
	207,200	Northland Cranberries, Inc. Cl. A
                        (Cranberry grower)                           2,900,800
         93,300 Sylvan, Inc.*
                        (Mushroom spawn)                             1,212,900
                                                                    11,577,313
ENERGY - 5.82%
	610,700	Kaneb Services, Inc.*
			(Specialized industrial
                                services)                            2,786,319
	330,300	Matrix Service Co.*
			(Petroleum refining
                                maintenance)                         1,651,500
         94,600 Petroleum Helicopters, Inc.
			(non-voting) (Gulf of Mexico
                                helicopter transportation)           1,667,325
         78,700 Petroleum Helicopters, Inc.
			(voting) (Gulf of Mexico
                                helicopter transportation)           1,387,088
	340,700	Tokheim Corp.*
			(Petroleum dispensing
                                systems)                             2,938,538
                                                                    10,430,770
FINANCIAL - 3.22%
         80,175 Capital Corp. of the West
			(California bank holding
                                company)                               881,925
         63,300 Cass Commercial Corp.
                        (Freight payment services)                   1,614,150
	139,500	Vermont Financial Services Corp.
			(Vermont bank holding
                                company)                             3,278,250
                                                                     5,774,325
HEALTH CARE - 0.87%
	182,475	Penwest Pharmaceutical Co.*
                        (Drug delivery technologies)                 1,551,037
MISCELLANEOUS - 5.52%
         59,300 Andersons, Inc.
                        (Grain handler)                                659,713
	139,300	Alltrista Corp.*
			(Consumer and industrial
                                products)                            3,186,487
	356,283	Jason, Inc.*
                        (Nonwoven auto padding)                      2,894,799
         85,200 Sea Containers Ltd. Cl. A
                        (Marine container leasing)                   2,769,000
         12,000 Sea Containers Ltd. Cl. B
                        (Marine container leasing)                     388,500
                                                                     9,898,499
TECHNOLOGY - 18.55%
	195,800	CATS Software, Inc*.
			(Financial risk management
                                software)                              868,862
	146,700	CEM Corp.*
                        (Laboratory microwave ovens)                 1,485,338
         62,740 CSP, Inc.
                        (Special purpose computers)                    486,235
	314,100	Ennis Business Forms, Inc.
                        (Custom business forms)                      2,982,348
	221,800	ESCO Electronics Corp.*
			(Defense products
                                and systems)                         2,190,275
	155,400	INSO Corp.*
                        (Web site management)                        4,186,087
	142,600	Landauer Inc.
			(Personal radiation exposure
                                monitoring)                          4,064,100
	350,000	MacNeal Schwendler Corp.*
			(Engineering software
                                products)                            1,925,000
	154,400	Nashua Corp.*
                        (Specialty imaging products)                 2,576,550
         97,400 New England Business Service, Inc.
                        (Business forms)                             3,116,800
	142,300	Nichols Research Corp.*
			(Technical and engineering
                                services)                            3,041,662
	148,800	Norstan, Inc.*
			(Telecommunications
                                equipment)                           2,278,500
	349,100	Spectrum Control, Inc.*
                        (Electronic components)                      1,461,856
	483,600	Titan Corp.
			(Communications software
                                for satellites)                      2,599,350
                                                                    33,262,963
TRANSPORTATION & SERVICES - 4.73%
	114,300	ABM Industries, Inc.
			(Building maintenance
                                services)                            3,807,619
	137,900	International Shipholding Corp.
			(Ocean and river freight
                                transportation)                      2,154,688
	207,400	Railtex, Inc.*
                        (Short line railroads)                       2,514,725
                                                                     8,477,032
UTILITIES - 1.51%
         64,200 EOtown Corp.
                        (Water company)                              2,704,425
TOTAL COMMON STOCKS - 96.52%                                       173,044,814
(COST $152,753,428)

        FACE                                                    MARKET VALUE
        AMOUNT  DESCRIPTION                                     (NOTE 1-A)

REPURCHASE AGREEMENT - 3.50%
$6,280,000      UMB Bank, n.a.,
                4.70%, due December 1, 1998
                (Collateralized by U.S.
                Treasury Notes, 6.875%,
                due August 31, 1999 with
                a value of $6,405,964)
                                (COST $6,280,000)               $    6,280,000
TOTAL INVESTMENTS - 100.02%                                        179,324,814
(COST $159,033,428)
Other assets less liabilities  -  (0.02%)                              (34,259)
TOTAL NET ASSETS - 100.00%
	(equivalent to $16.63 per share;
	20,000,000 shares of $1.00 par
	value capital shares authorized;
        10,781,188 shares outstanding)                          $  179,290,555

For federal income tax purposes, the identified cost of investments owned at November 30, 1998, was $159,200,172.
Net unrealized appreciation for federal income tax purposes was $20,124,642, which is comprised of unrealized appreciation of $41,057,038 and unrealized depreciation of $20,932,396.
* Non-income producing security
**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1998


ASSETS:
  Investments in securities:
    Common stocks, at market value
    (identified cost $152,753,428)                              $  173,044,814
    Repurchase agreement, at cost - approximates market value        6,280,000
      Total investments                                            179,324,814

  Dividends receivable                                                 125,220
  Receivable for investments sold                                      163,106
      Total assets                                                 179,613,140

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                       264,028
  Payable for investments purchased                                     58,557
      Total liabilities                                                322,585

NET ASSETS                                                      $  179,290,555

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  132,314,344
  Accumulated undistributed income:
    Undistributed net investment income                                642,640
    Undistributed net realized gain on investment transactions
	26,042,185
  Net unrealized appreciation in value of investments
	20,291,386
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  179,290,555

Capital shares, $1.00 par value:
  Authorized                                                        20,000,000

  Outstanding                                                       10,781,188

NET ASSET VALUE PER SHARE                                       $        16.63

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    2,545,205
    Interest                                                           282,193
                                                                     2,827,398
  Expenses (Note 2):
    Management fees                                                  2,199,612
    Registration fees and expenses                                      26,070
                                                                     2,225,682
      Net investment income (Note 1-B)                                 601,716

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain from investment transactions (excluding
    maturities of short-term commercial notes and
    repurchase agreements):
    Proceeds from sales of investments                              58,253,129
    Cost of investments sold                                        30,141,751
      Net realized gain from investment transactions
	28,111,378
  Unrealized appreciation (depreciation) of investments:
    Beginning of year                                               71,725,066
    End of year                                                     20,291,386
      Unrealized depreciation of investments during the year       (51,433,680)
      Net loss on investments                                      (23,322,302)
      Decrease in net assets resulting from operations          $  (22,720,586)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS
For Each Of The Two Years In The Period Ended November 30, 1998

                                                                                      1998                    1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                    $       601,716         $       615,046
  Net realized gain from investment transactions                                28,111,378              24,455,634
  Unrealized appreciation (depreciation) of investments during the year        (51,433,680)             33,258,404
    Net increase (decrease) in net assets resulting from operations            (22,720,586)             58,329,084
Net equalization included in the price of shares issued and redeemed               (78,485)               (96,565)

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                           (607,184)                  -
  Net realized gain from investment transactions                               (24,566,129)            (27,062,211)
    Total distributions to shareholders                                        (25,173,313)            (27,062,211)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                                      7,032,832               9,795,696
  Net asset value of shares issued for reinvestment of distributions            23,501,027              25,690,076
                                                                                30,533,859              35,485,772
  Cost of shares repurchased                                                   (19,465,149)            (52,241,446)
    Net increase (decrease) from capital share transactions                     11,068,710             (16,755,674)
      Total increase (decrease) in net assets                                  (36,903,674)             14,414,634

NET ASSETS:
  Beginning of year                                                            216,194,229             201,779,595
  End of year (including undistributed net investment income
                of $642,640 in 1998 and $1,547,951 in 1997)                    179,290,555             216,194,229

*Shares issued and repurchased:
   Number of shares sold                                                           389,195                 551,597
   Number of shares issued for reinvestment of distributions                     1,279,316               1,587,767
                                                                                 1,668,511               2,139,364
   Number of shares repurchased                                                 (1,074,034)             (2,853,445)
      Net increase (decrease)                                                      594,477                (714,081)

**Distributions to shareholders:
    Income dividends per share                                             $         .0598         $          -
    Capital gains distribution per share                                   $          2.42         $          2.66

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $24,941,327 as long-term capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amounts related to redemptions of shares as a part of the deduction for dividends paid for income tax purposes. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1998 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases		$  43,711,184
        Proceeds from sales        58,253,129

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

                                                                        Years Ended November 30,
                                                            1998      1997      1996      1995      1994
Net asset value, beginning of year                      $  21.22  $  18.51  $  17.35  $  16.64  $  17.20

Income from investment operations:
  Net investment income                                     .044      .058      .057      .101      .032
  Net gains or losses on securities
    (both realized and unrealized)                        (2.154)    5.312     3.060     2.342      .569
    Total from investment operations                      (2.110)    5.370     3.117     2.443      .601

  Less distributions:
    Dividends from net investment income                   (.060)     -        (.114)    (.038)    (.054)
    Distributions from capital gains                      (2.420)   (2.660)   (1.843)   (1.695)   (1.107)
  Total distributions                                     (2.480)   (2.660)   (1.957)   (1.733)   (1.161)
Net asset value, end of year                            $  16.63  $  21.22  $  18.51  $  17.35  $  16.64

Total return                                             (11.05%)    33.49%    20.17%    16.42%     3.70%


Ratios/Supplemental Data

Net assets, end of year (in millions)                   $    179  $    216  $    202  $    202  $   188
Ratio of expenses to average net assets                    1.09%      1.08%    1 .08%     1.09%    1.08%
Ratio of net investment income to average net assets        .29%       .30%      .35%      .67%     .22%
Portfolio turnover rate                                      22%        22%       24%       13%      15%

See accompanying Notes to Financial Statements.


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Enterprise Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund, Inc. (the Fund) as of November 30, 1998, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian.
As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Enrst & Young LLP
Kansas City, Missouri
December 30, 1998


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


Equities
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund
Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund



* Closed to new investors.

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON
(1-800-422-2766)
www.babsonfunds.com


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